Aoxing Pharmaceutical Company, Inc.

NYSE MKT: AXN

Pain-Management and Addiction Treatment
Narcotic Pharmaceuticals

State Designated Narcotics Manufacturer

Investment Highlights

- **Unique positioning**
  - High value, high margin pain-management, CNS, and addiction treatment pharmaceuticals
  - 4 pain-management products in R&D, of which 2 are a US top 50 variety. 1 WHO-recommended addiction treatment product in R&D.
  - China's policy allows narcotic pain-management drugs to bypass tendering and directly enter medical insurance coverage
- **Fast growing, highly undersupplied Chinese narcotic market**
  - Current China medical expenditure on narcotics per capita is less than 1% of that of the developed countries. The expected market size for the pain-management and addiction recovery market is US$50bn and US$100bn respectively
  - China regulates 125 narcotic medicines, with domestic producers currently producing 25, 4 of which belong to Aoxing
  - Only 13 GMP facilities are licensed for production of narcotic medicines by the CFDA
- **High barrier of entry to Chinese narcotic market**
  - Narcotic research, development, and distribution is highly regulated by the CFDA
  - New health sector reforms in medical insurance and NCMS (New Cooperative Medical Schemes) greatly increases the outlook on the narcotic market in China
- **Advanced narcotic R&D and production lines**
  - Aoxing's current 4 varieties of pain-management drugs pending CFDA production approval in 1-3 years
  - Aoxing will be the first Chinese manufacturer of the internationally recognized Buprenorphine / Naloxone Sublingual Tablet for addiction treatment
  - 300 acres of GMP approved facilities
- **Experienced management team**
  - Over 350 years of history in Aoxing's Lerentang Pharmaceutical Company
  - World class team with specialty in pharmaceutical research, development, sales and distribution

Introduction

Fastest growing R&D, manufacturer, and distributor of narcotic pain-management and addiction treatment medicines in China

Founded in 2002, with sales office in Beijing and production facilities in Shijiazhuang, capital of Hebei province, Aoxing has the largest and most advanced GMP approved manufacturing facility for highly regulated narcotic medicines in a 300 acre campus, with 5 major narcotic products to begin production in 2015-2016.

High value drugs in a highly regulated and undersupplied market

Aoxing's product pipeline meet the latest GMP certifications and are all new products with proven sales record in international and huge potential in the Chinese market. Currently only 13 GMP facilities are licensed for production of narcotic medicines by the China Food and Drug Administration (CFDA), and most are state owned and only produce old products.

Extensive sales network with a seasoned leadership team

Sales network covers 600 key hospitals, 3,500 hospitals, and 30,000 pharmacies in 5 major markets in China. Total 757 employees, 450 sales and 45 R&D.

Aerial View



Administration



R&D Center



Laboratory



Factory



Manufacturing



Production Facilities

China's Largest and Most Advanced Narcotic Pharmaceutical R&D Facilities (300 Acres)

Administration



R&D Center



Capsule Production Line



Bottling Production Line



Business Milestones

2002 – Hebei Aoxing Pharmaceutical Co., Ltd.,(Hebei Aoxing) was incorporated and began engaging in producing and distribution of various narcotics and pain-management products in China
2006 – Hebei Aoxing restructured to be a 95% subsidiary of Aoxing and began listing on OTCBB
2008 – Hebei Aoxing acquires Lerentang(乐仁堂) and merges into single group company under the common brand "Aoxing"
2010 – Trading transferred to NYSE AMEX under ticker "AXN"

2002
- Received CFDA certification for Pharmaceutical Manufacturing
- Received CFDA R&D license for Tilidine, Compound Tilidine HCl, and Naloxone HCl

2004 – 2006
- Received CFDA GMP certificate for capsule, tablet, injection, oral solution, and 9 other formulation methods
- Received CFDA R&D licenses for Oxycodone HCl tablet and capsule
- Received CFDA R&D license for Buprenorphine / Naloxone sublingual tablet

2007 – 2011
- Johnson Matthey JV to produce narcotic APIs
- Joint AIDS prevention research project with China CDC for Buprenorphine / Naloxone sublingual tablets
- Completed Tilidine clinical trials

2012 – 2013
- Completed Compound Tilidine HCl capsule clinical trials for acute pain
- Completed Oxycodone tablet and capsule production inspection and filed for production registration
- Received 4 patents for narcotic drug preparation

2014
- Received updated GMP certification for tablet, capsule, granules, oral solutions, syrup, API, Chinese medicine extract production lines
- Completed Buprenorphine / Naloxone sublingual tablet clinical trials
- Tilidine tablet passes national drug evaluation, planned for 1H15 production

2015
- Completed Buprenorphine / Naloxone sublingual tablet post clinical trial review
- Completed Tilidine tablet production inspection, awaiting production registration

Current Drug Offering

Drug		Usage	Competitive Advantage
Zhongtong'an Capsule 肿痛安胶囊	 肿痛安胶囊	Inflammation	Sole producer
Yiqiqiangshen Granule 益气强身颗粒	 益气强身颗粒	Chinese medicine	Sole producer, OTC
Shaoshanglingding Spray 烧伤灵酊	 烧伤灵酊	Burns	Sole Producer

Total 137 products, including 9 types of formulations.

Distribution

5 Key Markets

- 600 specialty hospitals
- 3500 hospitals
- 30000 drug stores

Distribution Channels

- Direct sales
- Retailors
- Provincial City Government



Northeast China
North China
Southwest China
Yangtze Delta (YRD)
Pearl River Delta(PRD)

SFDA-Approved R&D Narcotic Drug List

Drug	Indication	Opportunity
Tilidine HCl (Tablets)	Moderate to severe pain	No production in China
Compound Tilidine HCl (Capsule)	Moderate to severe pain	No production in China
Oxycodone (Capsule)	Moderate to severe pain	Top 50 in US, import only in China
Oxycodone (Tablet)	Moderate to severe pain	Top 50 in US, import only in China
Buprenorphine / Naloxone Sublingual Tablet	WHO recommended treatment for opioid addiction.	First to produce in China (originally developed by Reckitt Benckiser Group (LSE:RB) in 2004)

Narcotic Drug R&D Schedule

Drug	Indication	R&D Progress				
		Pre-Clinical	Clinical	Approved	Production Registration	Production
Tilidine Tablet	Moderate to severe pain	→	→	→	→	2015
Oxycodone Tablet	Moderate to severe pain	→	→	→	→	2016
Oxycodone Capsule	Moderate to severe pain	→	→	→	→	2016
Buprenorphine / Naloxone Sublingual Tablet	WHO recommended treatment for opioid addiction	→	→	→		2016 - 17
Compound Tilidine HCl Capsule	Moderate to severe pain	→	→			2017

China Narcotic Drug Market: Barrier to Entry

CFDA Production License Quota for Narcotic Drugs

- API: up to 2 license holders
- Narcotic Preparation Varieties: up to 3 license holders
- Varieties Containing Narcotic Preparations: up to 7 license holders

"Regulation for Narcotic and CNS Drugs" Order No. 442, PRC State Council, 2005

Strictly Regulated Market

China government strictly regulates production, pricing and sales in narcotic drug market. Producers cannot directly sell to hospital or other buyers. The government sets price range and stipulates difference between suppliers and licensed sellers.

- 13 CFDA licensed producers, of which only 3-4 are active market participants
- Most producers currently make only 1-2 varieties of narcotic drugs
- 500 licensed sellers for narcotic drugs

CFDA Guidance of Narcotic Drug Development and Approval Process (24-48 months)

1. CFDA allocates narcotics license to 2-3 qualified producers
2. Receive narcotic R&D license from CFDA
3. Develop formulation, conduct pilot production and animal testing
4. Conduct human clinical trials and develop GMP production process
5. CFDA approves GMP production, final drug registration

Narcotic Drug Positioning


Application
• Cancer, post-operation, and other pains
•Addiction treatment
•AIDS prevention
Properties
•Fast acting
•Low reliance
•Safe
Pricing
•Price elasticity
•Medical insurance
•High margins
Distrbution
•Over 440 state-owned sales channels
•Government policies
•Long-term steady supply of core drugs
Target Market
•Standard prescriptions
•Patients
•Acute / chronic conditions
Product Positioning

Growth Strategy

Product Development	• **Expand** narcotic drug offerings for underserved and growing needs in pain management and addiction treatment in China. • **Focus** on R&D to launch new products and grow product selection.
International Expansion	• **Develop** EU GMP standard manufacturing processes for export by 2018. • **Leverage** favorable Chinese policies to introduce international technologies into China to become the largest China and global narcotics manufacturer.
Business Development	• **Support** West and Central China hospital constructions. • **Sponsor** narcotic associations and academia through funding narcotic clinical research and scholarship.
M&A	• **Target** public Chinese pharmaceutical companies to expand sales channel. • **Acquire** German API manufacturers to lower production cost.

Management

Zhengjiang Yue Chairman & CEO	Mr. Yue once joined the army and founded Hebei Aoxing Pharmaceutical Group Company, the subsidiary of China Aoxing Pharmaceutical Company Inc in China, in 1997. Prior to the founding of Hebei Aoxing, Mr. Yue was engaged in senior management of private enterprises, including Hebei Brewery Company, Shijiazhuang Lerentang Pharmaceutical Co.,Ltd. He is a strategic business operator and a seasoned entrepreneur with 30 years of business experience in China and 20 years in the medical industry.
Wilfred Chow CFO	Mr. Chow joined Aoxing from Okeanos Capital Investment, a consulting firm focused on media and pharmaceuticals. As managing director at Okeanos, Mr. Chow led corporate finance teams responsible for capital raises and M&A transactions, completing two acquisitions and multiple rounds of capital from private equity funds for his clients. Prior to Okeanos, Mr. Chow spent over 20 years working as SVP and CFO for venture-backed private and NYSE-listed companies.
Guirong Zhou Chief R&D	Ms. Zhou joined Aoxing from Qinghai Pharmaceuticals and CSPC Pharmaceuticals where she previously managed their R&D process. She has over 30 years of experience in pharmaceutical R&D and participated in numerous pharmaceutical research projects including Enalapril Maleate, Tramadol, and Azithromycin. Ms. Zhou currently holds 8 drug patents in China.
Aijun Liu VP Sales	Mr. Liu joined Aoxing with over 17 years of experience in pharmaceutical sales. He comes from a background of Chinese traditional medicine and graduated with an MBA from Qinghua University.

Financials

Period Ending June (USD '000)	FY13	FY14	1H15	3Q15
Revenues	10,830	12,739	10,956	6,591
Gross Margin	6,268	5,814	7,983	5,513
%	57.9%	45.6%	72.9%	83.6%
OPEX	20,489	9,149	4,794	3,421
Net Income	(16,804)	(8,216)	559	830
%	N/A	N/A	5.1%	12.6%
Cash	4,008	2,330	1,339	4,787
Net Working Capital	(9,811)	(23,294)	(20,049)	(19,534)
Operating Cash Flow	(8,317)	(7,730)	3,367	1,780
Shares Outstanding	49,815	49,875	66,265	69,819
EPS	(0.34)	(0.16)	0.01	0.01

NYSE MKT:AXN	19-May-15
Share Price ($)	1.67
52wk Range	0.18 - 2.58
Market Cap ($mn)	116.6
Shares O/S (mn)	69.82
Avg Vol - 3 months	851,689
Avg Price - 50 days ($)	1.69